Long-Term Debt	9 Months Ended
Sep. 30, 2017
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	September 30, 2017	December 31, 2016
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due through 2019	222,414	291,764
Norwegian Kroner Bonds due through 2019	278,803	256,927
U.S. Dollar-denominated Term Loans due through 2021	88,810	112,406
U.S. Dollar-denominated Term Loans due through 2028	2,070,215	2,109,926
U.S. Dollar Non-Public Bonds due through 2024	162,659	166,680
U.S. Dollar Bonds due through 2019	300,000	300,000
Total principal	3,122,901	3,237,703
Less debt issuance costs and other	(45,348)	(54,809)
Total debt	3,077,553	3,182,894
Less current portion	(731,326)	(586,892)
Long-term portion	2,346,227	2,596,002

As at September 30, 2017, the Partnership had four revolving credit facilities (December 31, 2016 - five), which, as at such date, provided for total borrowings of up to $222.4 million (December 31, 2016 - $325.1 million), and were fully drawn (December 31, 2016 - undrawn balance of $33.3 million). The total amount available under the revolving credit facilities reduces by $71.3 million (remainder of 2017), $144.7 million (2018) and $6.4 million (2019). The four revolving credit facilities are guaranteed by the Partnership and certain of its subsidiaries for all outstanding amounts and contain covenants that require the Partnership to maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) in an amount equal to the greater of $75.0 million and 5.0% of the Partnership’s total consolidated debt. One revolving credit facility that, as at December 31, 2016, was guaranteed by Teekay Corporation, matured during the nine months ended September 30, 2017. The revolving credit facilities are collateralized by first-priority mortgages granted on 20 of the Partnership’s vessels, together with other related security. In October 2017, six of the Partnership's existing debt facilities were refinanced with a new $600 million revolving credit facility with Teekay Shuttle Tankers L.L.C., as part of the formation of Teekay Shuttle Tankers L.L.C. (see note 15).

As at September 30, 2017, the Partnership had the following outstanding Norwegian Kroner (or NOK) senior unsecured bonds listed on the Oslo Stock Exchange:

a)
NOK 1,000 million in senior unsecured bonds that mature in January 2019. As at September 30, 2017, the carrying amount of the bonds was $125.6 million. The interest payments on the bonds are based on NIBOR plus a margin of 4.25%. The Partnership has entered into cross currency swaps to swap all interest and principal payments into U.S. Dollars, with the interest payments fixed at a rate of 7.45%, and the transfer of the principal amount fixed at $162.2 million upon maturity in exchange for NOK 1,000 million (see note 7).

b)
NOK 800 million in senior unsecured bonds, of which NOK 160 million was repayable in January 2018, and the remaining balance of NOK 640 million was repayable in December 2018 at 103% of the amount outstanding. The Partnership was granted a call option, exercisable at any time, to prepay the bonds in amounts ranging from 101% to 103% of the amount of bonds outstanding depending on the timing of settlement. Interest payments on the bonds were based on NIBOR plus a margin of 5.75%. As at September 30, 2017, the carrying amount of the bonds was $100.5 million. During the three months ended September 30, 2017, the holders of these bonds were provided the opportunity to elect to sell to the Partnership their interests in the NOK 800 million senior unsecured bonds and reinvest the proceeds in new $250 million senior unsecured bonds of Teekay Shuttle Tankers L.L.C.. Following this election, in October 2017, the Partnership exercised its call option and refinanced the remaining outstanding balances of the bonds and terminated the associated cross currency swaps (see note 15).

c)
NOK 420 million in senior unsecured bonds, of which NOK 180 million was repaid in October 2017 and NOK 240 million is repayable in November 2018 at 103% of the amount outstanding. The Partnership was granted a call option, exercisable at any time, to prepay the bonds in amounts ranging from 101% to 103% of the amount of bonds outstanding depending on the timing of settlement. Interest payments on the bonds were based on NIBOR plus a margin of 5.75%. As at September 30, 2017, the carrying amount of the bonds was $52.7 million. During the three months ended September 30, 2017, the holders of these bonds were provided the opportunity to elect to sell to the Partnership their interests in the NOK 420 million senior unsecured bonds and reinvest the proceeds in new $250 million senior unsecured bonds of Teekay Shuttle Tankers L.L.C.. Following the election, in October 2017, the Partnership exercised its call option and refinanced the remaining outstanding balances of the bonds and terminated the associated cross currency swaps (see note 15).

As at September 30, 2017, three of the Partnership’s 50%-owned subsidiaries had a total of two outstanding term loans (December 31, 2016 - three), which in the aggregate totaled $88.8 million. During the three months ended September 30, 2017, two of the original term loan facilities were refinanced into a single facility and the maturity date was extended from 2018 to 2021. The term loans reduce over time with quarterly and semi-annual payments and have varying maturities through 2021. These term loans are collateralized by first-priority mortgages on the three shuttle tankers to which the loans relate, together with other related security. As at September 30, 2017, the Partnership had guaranteed $44.4 million of the term loans, which represents its 50% share of the outstanding term loans, and the other owner had guaranteed the remaining $44.4 million of the term loans.

As at September 30, 2017, the Partnership had term loans outstanding for eight shuttle tankers, three East Coast of Canada shuttle tanker newbuildings, three FSO units, four FPSO units, ten towing and offshore installation vessels and vessel newbuildings, and for the Arendal Spirit UMS, which totaled $2.1 billion in the aggregate. For the term loan for two shuttle tankers, one tranche reduces in semi-annual payments while another tranche correspondingly is drawn up every six months with final bullet payments of $29.0 million due in 2022 and $29.1 million due in 2023, respectively. The other term loans reduce over time with quarterly or semi-annual payments. These term loans have varying maturities through 2028 and are collateralized by first-priority mortgages on the vessels to which the loans relate, together with other related security. As at September 30, 2017, the Partnership had guaranteed $1.9 billion of these term loans and Teekay Corporation had guaranteed $219.7 million. In April 2017, Petroleo Netherlands B.V. notified Logitel Offshore Norway AS, a subsidiary of the Partnership, of its termination of the charter contract for the Arendal Spirit UMS. The Partnership has disputed the grounds for termination and is reviewing its legal options, including the initiation of a claim for unpaid standby fees and damages for wrongful termination of the time-charter contract. The term loan outstanding for the Arendal Spirit UMS, which as at September 30, 2017 had a balance of $112.5 million, was payable within 180 days of the charter cancellation unless a replacement contract was obtained or a lender waiver was received. As of September 30, 2017, the Partnership had reached an agreement with the lenders of the Arendal Spirit UMS debt facility to extend the waiver period to September 30, 2018, in exchange for a principal prepayment of $30.0 million, which was paid in October 2017.

In February 2015, the Partnership issued $30.0 million in senior bonds that mature in June 2024 in a U.S. private placement. As at September 30, 2017, the carrying amount of the bonds was $22.0 million. The interest payments on the bonds are fixed at a rate of 4.27%. The bonds are collateralized by a first-priority mortgage on the Dampier Spirit FSO unit, together with other related security, and are guaranteed by the Partnership.

In September 2013 and November 2013, the Partnership issued, in a U.S. private placement, a total of $174.2 million of ten-year senior bonds that mature in December 2023 to finance the Bossa Nova Spirit and Sertanejo Spirit shuttle tankers. The bonds accrue interest at a fixed combined rate of 4.96%. The bonds are collateralized by first-priority mortgages on the two vessels to which the bonds relate, together with other related security. The Partnership makes semi-annual repayments on the bonds and as at September 30, 2017, the carrying amount of the bonds was $140.7 million.

In May 2014, the Partnership issued $300.0 million in five-year senior unsecured bonds that mature in July 2019 in the U.S. bond market. As at September 30, 2017, the carrying amount of the bonds was $300.0 million. The bonds are listed on the New York Stock Exchange. The interest payments on the bonds are fixed at a rate of 6.00%.

Interest payments on the revolving credit facilities and the term loans are based on LIBOR plus margins, except for $66.6 million of one tranche of the term loan for the ALP Maritime Services (or ALP) newbuilding towing and offshore installation vessels, which is fixed at 2.93%. At September 30, 2017, the margins ranged between 0.30% and 4.75% (December 31, 2016 - 0.30% and 4.00%). The weighted-average interest rate on the Partnership’s U.S. Dollar variable rate long-term debt as at September 30, 2017 was 3.5% (December 31, 2016 - 3.0%). This rate does not include the effect of the Partnership’s interest rate swaps (see note 7) or fixed rate facilities.

The aggregate annual long-term debt principal repayments required to be made subsequent to September 30, 2017 are $220.9 million (remainder of 2017), $615.4 million (2018), $781.3 million (2019), $350.9 million (2020), $304.9 million (2021), and $849.5 million (thereafter).

Obligations under the Partnership’s credit facilities are secured by certain vessels, and if the Partnership is unable to repay debt under the credit facilities, the lenders could seek to foreclose on those assets. The Partnership has two revolving credit facilities and six term loans that require the Partnership to maintain vessel values to drawn principal balance ratios of a minimum range of 113% to 125%. Such requirement is assessed either on a semi-annual or annual basis, with reference to vessel valuations compiled by one or more agreed upon third parties. Should the ratio drop below the required amount, the lender may request the Partnership to either prepay a portion of the loan in the amount of the shortfall or provide additional collateral in the amount of the shortfall, at the Partnership's option. As at September 30, 2017, these ratios were estimated to range from 117% to 382% and the Partnership was in compliance with the minimum ratios required. The vessel values used in calculating these ratios are the appraised values provided by third parties where available, or prepared by the Partnership based on second-hand sale and purchase market data. Changes in the shuttle tanker, towing and offshore installation, UMS, FPSO or FSO markets could negatively affect these ratios.

Please read Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Liquidity and Capital Needs for a description of certain covenants contained in the Partnership’s credit facilities and loan agreements. As at September 30, 2017, the Partnership was in compliance with all covenants related to the credit facilities and consolidated long-term debt.